AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 23, 2014 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information dated May 1, 2014, as supplemented, of AXA Premier VIP Trust (the “Trust”). You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with updated information regarding the reorganizations and terminations of the “Multimanager Portfolios” as noted below.

Shareholders of each of the Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio and Multimanager Large Cap Value Portfolio, each a series of the Trust (each a “Multimanager Portfolio” and collectively, the “Multimanager Portfolios”), voted to approve an Agreement and Plan of Reorganization and Termination (each, a “Reorganization” and collectively, the “Reorganizations”) that provides for the reorganization of each Multimanager Portfolio into a corresponding series of EQ Advisors Trust. The Reorganizations occurred on June 13, 2014 or June 20, 2014, as applicable.

Effective immediately the Multimanager Portfolios are no longer available for investment. Accordingly, all references to each Multimanager Portfolio are hereby deleted.

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